Millington Savings Bank

Community-Minded
Customer-Focused

Est. 1911

Shareholder Presentation

November 9, 2009

The Bank's asset base has steadily increased since 2005 and has recently moved above $360 million . . .


Assets
$360,144
Increase of $122.3 million from 06/05 to 09/09
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$ in Thousands
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Annualized Asset Growth Rate (%)
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Total Assets
Asset Growth

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

Loan levels have followed a similar trend, and the Bank's loan to assets ratio increased in the first quarter of fiscal year 2010 . . .


Loans
Increase of $92.1 million from 06/05 to 09/09
$279,324
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$ In Thousands
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
Net Loans/Assets Ratio
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Total Net Loans
Loans/Assets

Millington Savings Bank

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

The Bank has spare capacity in construction, commercial real estate, and multifamily lending at current regulatory guidance . . .

Total Risk-Based Capital:	33,482			2009 FY
	Total	% Risk-Based Capital	Guidance	Remaining Capacity
Construction	31,294	93.46%	100.00%	2,188
CRE	18,191	54.33%	NA	NA
Construction + CRE	49,484	147.79%	300.00%	50,962

The Bank had substantial deposit growth in 2009 and deposit levels continue to grow in fiscal year 2010 . . .



Deposits
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
25%
20%
15%
10%
5%
0%
-5%
Increase of $89.7 million from 06/05 to 09/09
$286,596
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Total Deposits
Deposit Growth

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

The Bank's deposit mix has shifted away from time deposits and into more core deposits . . .



Millington Savings Bank (MHC)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

	2005FY	2006FY	2007FY	2008FY	2009FY
Certificates of Deposits	58.39%	52.58%	57.31%	57.80%	51.58%
Savings Accounts	15.89%	10.85%	11.23%	14.82%	23.84%
MMDA	6.11%	15.62%	12.18%	7.03%	5.05%
Interest Bearing Transaction Accounts	11.04%	16.54%	14.47%	11.90%	11.51%
Non Interest Bearing Demand Deposits	8.56%	4.41%	4.80%	8.45%	8.02%

The Bank decreased its reliance on borrowings in 2009 and has continued to pay down borrowings in fiscal year 2010 due to strong deposit growth . . .



Borrowings
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$ In Thousands
$196,931
$21,195
$194,755
$54,181
$211,118
$27,889
$225,371
$37,068
$272,280
$36,218
$286,596
$30,000
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Total Deposits
Borrowings

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

The Bank effectively leveraged its capital through 2006 and as a result raised capital in 2007 to fund future growth. The Bank continues to leverage its capital through organic balance sheet growth, but continues to be "well-capitalized" . . .



Tangible Equity
$ In Thousands
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
Tangible Equity/Tangible Assets
2007 increase was the result of $25.3 million raised in IPO
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Equity
Tangible Equity/Tangible Assets

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

At the Bank level, Millington Saving Bank is well above the regulatory "well capitalized" ratios on both a Tier 1 and total risk-based capital basis . . .

	Capital Requirements	
	Amount ($000s)	"Well Capitalized" Percentage
Total Equity	32,540	
Tier 1 (Core) Leverage Capital	31,917	8.95%
Leverage Capital Requirement	17,836	5.00%
Excess Over Requirement	14,081	3.95%
Total Risk-Based Capital	34,103	14.13%
Total Capital Requirement	24,130	10.00%
Excess Over Requirement	9,973	4.13%

The Bank's nonaccrual loans to net loans percentage has been steadily increasing since 2006 . . .



Nonaccrual Loans
$ In Thousands
12000
10000
8000
6000
4000
2000
0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Nonaccrual Loans/Net Loans
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Nonaccrual Loans
Nonaccrual Loans/Net Loans

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

As a result, the Bank significantly increased its reserves to reach a reserve to loan ratio of approximately 0.76% and will continue to reserve as needed . . .



Reserves
$2,500
$2,000
$1,500
$1,000
$500
$-
$ In Thousands
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
Reserves/Gross Loans
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Reserves
Loan Loss Reserves/ Gross Loans (%)

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

Noninterest expense levels have been on the rise since 2005. The Bank's noninterest income base has stayed relatively flat . . .



Noninterest Income
$ In Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q annualized
Noninterest Income
Noninterest Expense



Millington Savings Bank

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

Yields on earning assets declined 57 basis points from 2008 levels. After reaching a four-year high in 2008, cost of interest-bearing liabilities declined 90 bps in 2009 . . .



Yield and Cost
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.49
5.89
6.08
5.95
5.38
2.16
2.94
3.70
3.76
2.86
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
Yield on Interest Earning Assets (%)
Cost of Interst Bearing Liab (%)

Millington Savings Bank

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

Due to the faster decline in cost of interest-bearing liabilities than yield on earning assets, the Bank's net interest margin has increased . . .



Net Interest Margin
Margin (%)
3.50
3.00
2.50
2.00
1.50
1.00
2.72
2.72
2.74
2.70
2.85
2.91
2.84
2.80
2008 FQ1
2008 FQ2
2008 FQ3
2008 FQ4
2009 FQ1
2009 FQ2
2009 FQ3
2009 FQ4

Net interest income significantly increased in 2009 due to an increase in interest income and decline in interest expense . . .



Net Interest Income
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Interest Income
Interest Expense
Net Interest Income
annualized

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

The Bank continued its historical performance of positive earnings despite significant increases in provision expense . . .


Net Income vs. Provision
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
Net Income ($000)
Provision for Loan Losses

Millington Savings Bank

The Bank's efficiency ratio improved in 2009 and continues to improve its efficiency in fiscal year 2010 . . .



Efficiency Ratio
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
67.93%
71.51%
85.07%
86.97%
86.18%
80.62%
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
09/09Q
annualized
Efficiency Ratio

Note: Periods shown are 6/30 fiscal year end periods, except where indicated as quarterly periods.

Peer Comparison . . .

Net Interest Spread	As of 2009Q2	Net Interest Margin	Noninterest Income to Average Assets	Noninterest Expense to Average Assets
2.84	1st Bank of Sea Isle City (MHC)	3.08	0.25	2.35
2.04	Audubon Savings Bank	2.13	0.15	2.25
2.30	Bogota Savings Bank	2.61	0.03	1.59
3.03	Century Savings Bank (MHC)	3.28	0.25	2.51
2.35	Colonial Bank, FSB (MHC)	2.51	0.07	2.31
2.85	Crest Savings Bank (MHC)	3.16	-4.46	2.61
2.49	Franklin Savings Bank, SLA	2.71	0.42	2.76
1.92	Freehold Savings & Loan Association	2.25	0.23	1.72
1.70	Haddon Savings Bank	1.92	0.05	1.52
2.30	Llewellyn-Edison Savings Bank, FSB	2.73	0.18	2.81
3.02	Lusitania Savings Bank, FSB (MHC)	3.29	0.12	1.53
2.60	Magyar Bank (MHC)	2.78	0.27	2.74
2.06	Metuchen Savings Bank	2.25	0.41	2.32
2.35	**Peer Median**	**2.71**	**0.18**	**2.32**
2.56	**Millington Savings Bank (MHC)**	**2.76**	**0.19**	**2.48**
0.21	*Variance to Peers*	*0.05*	*0.01*	*0.16*

Source: SNL securities

The Bank has maintained its tangible book value per share throughout 2009. The Bank experienced a quarterly net loss in the fourth quarter due to special FDIC assessment fees and an increase in loan loss provision . . .



TBS and EPS
TBS
EPS ($)
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.05
0.04
0.03
0.02
0.01
0.00
(0.01)
(0.02)
(0.03)
(0.04)
(0.05)
2008 FQ1
2008 FQ2
2008 FQ3
2008 FQ4
2009 FQ1
2009 FQ2
2009 FQ3
2009 FQ4
Tangible Book Value per Share
Basic EPS before Extra

Millington Savings Bank

Stock price trend . . .



MSBF - One Year Stock Price Performance
Stock Price (%)
20
0
-20
-40
-60
10/08
1/09
3/09
5/09
8/09
10/09
MSBF (-21.27%)
SNL All Financial Institutions (-1.36%)
Vol. (000)
60
40
20
0

The Bank has repurchased 309,704 shares of stock, or 12.24% of the original total minority outstanding shares, at a weighted average price of $10.17 . . .

Original Total Shares Outstanding	2,529,281		
Quarter	**Shares Repurchased**	**% of Total Outstanding**	**Avg Price per Share**
Total Repurchased (as of June 30, 2009)	309,704	12.24%	$ 10.17

* The Bank also repurchased an additional 51,304 shares in the 1st fiscal quarter of 2010 at an average price of $8.95.

* The average price for all stock repurchases is $10.00

Branch deposits trends . . .

			Date	Deposits ($000s) as of					Change '05 to '09	
Branch Name	**Address**	**City, State**	**Opened**	**June-05**	**June-06**	**June-07**	**June-08**	**June-09**	**$**	**%**
Millington	1902 Long Hill Rd	Millington, NJ	01/01/1911	141,832	138,638	148,482	149,925	154,624	12,792	9.02%
Riverwalk	675 Martinsville Rd	Basking Ridge, NJ	02/23/1998	34,962	34,280	37,335	44,452	51,656	16,694	47.75%
Dewy Meadow	415 King George Rd	Basking Ridge, NJ	09/09/2002	20,933	22,644	22,830	22,979	26,385	5,452	26.05%
Martinsville	1924 Washington Valley Rd	Martinsville, NJ	07/24/2006	NA	NA	13,551	18,315	34,455	34,455	100.00%
Bernardsville	122 Morristown Rd	Bernardsville, NJ	08/25/2008	NA	NA	NA	NA	12,737	12,737	100.00%
			Total	**197,727**	**195,562**	**222,198**	**235,671**	**279,857**	**82,130**	**41.54%**

The deposits shown on this page include the MSB Financial MHC capital account.

Branch network . . .



Morris County
Bernardsville
US HWY 206
S MAPLE AVE
I 287 N
Millington
Riverwalk
Dewy Meadow
Union County
I 78 E
MOUNTAIN BLVD
Somerset County
Martinsville
US HWY 22
0
2
4
Miles

So in conclusion, during these very difficult economic times, MSBF . . .

- Has continued its trend of positive earnings on an annual basis.
- Has maintained its tangible book value per share.
- Increased its asset, loan, and deposit base.
- Has maintained "well-capitalized" status.
- Has seen increases in deposits across all branches.
- Has continued to pay out a cash dividend of $.03 per share per quarter.
- Increased its spread and margin.
- Increased its allowance for loan losses.

IN SHORT

- MSBF has maintained shareholder value and continued to leverage its capital through organic balance sheet growth while securing its safety and soundness through these difficult economic times.